Education Realty Trust, Inc. – Investor Presentation NAREIT - November 2011 University Village Towers

• EDR is Second Largest in Industry − 35 wholly - owned communities with over 21,700 beds − 24 managed communities with over 11,900 beds (1) − 6 active development projects: $259 million cost (2) • Long - Term Relationships Cultivated Through 50 Years in the Student Housing Industry • Excellent Industry Environment − U.S. enrollment expected to increase on average 1% annually through 2019 (3) − Near - term supply muted − Tight university budgets promote public - private partnerships • Growth Opportunities − ONE Plan SM on - campus developments for own account − Off - campus developments for own account − Potential for acquisitions − Third - party development and management services − Growth in net operating income from existing portfolio • Solid Capital Structure/Meaningful Capacity for Growth The Reserve at Star Pass, University of Arizona A Leader in Collegiate Housing 1 (1) Includes 2 joint venture communities that are also managed by the Company. (2) Project development costs represent the Company’s portion of the project costs for joint ventures and includes company owned projects, participating projects and anticipated costs at UC - Boulder. (3) National Center for Education Statistics report entitled “The Condition of Education 2011”.

Investment and Operating Strategy 1. Increased Quality of Assets • Since January 1, 2010 EDR has: − Purchased $150 million of assets within walking distance of the University of Virginia, University of California – Berkeley, University of California – Riverside, and Notre Dame − Announced $61 million of pending acquisitions adjacent to Texas Christian University and the University of Colorado – Boulder − Announced $94 million of ONE Plan, on - campus developments at the University of Texas – Austin and Syracuse University − Announced $61 million ONE Plan Plus, adjacent - to - campus development at Johns Hopkins − Announced $86 million of adjacent - to - campus developments at the Universities of Connecticut and Alabama − Sold $127 million (1) of assets at lower growth universities such as Western Kentucky and Troy University 2. Improving Portfolio (2) • Median net rental rates will increase 22% • Percent of EBITDA from communities within walking distance to campus increases from 34% to over 55% • Median distance to edge of campus decreases from 0.7 miles to 0.3 miles • Median age of properties: 13 years (3) • Median full - time undergraduate enrollment increases 23% to 25,200 • Same - community Fall 2011 opening occupancy improved 112 basis points to 95% 3. Competitive Advantages • ONE Plan on - campus equity program • Low cost of construction financing • Improved property operations 2 (1) Based on aggregate gross sales price. (2) Except for opening occupancy all statistics are based on the portfolio at September 30, 2011 plus announced developments and rec ent and pending acquisitions. (3) Represents age at August 2013 and based on portfolio at September 30, 2011 plus announced developments and recent and pending ac quisitions.

Investment and Operating Strategy 4. Market Leading Operations • New leadership and operational team put in place during 2010 achieved: − 2010 - 2011 lease term: 2.3% improvement in same community occupancy with rates up 2.0% over the prior lease term − 2011 - 2012 lease term: 1.1% improvement in same community occupancy with rates up 4.6% over the prior lease term − Same community operating expenses were flat in 2010 and are expected to increase 3.0 to 3.5% in 2011 5. Strengthened Balance Sheet • Leverage metrics improved from the end of 2009 to today: • Closed on $175 million unsecured line of credit in September 2011 with desire to achieve investment grade to enhance ONE Plan prospects • Unleveraged acquisition and development capacity of approximately $276 million (2) • Active owned development pipeline of $179 million as of September 30, 2011 3 12/31/2009 12/31/2010 Pro Forma 9/30/2011 (1) Debt/Gross Assets 42.9% 41.5% 29.1% Interest Coverage Ratio (TTM) 2.0x 2.2x 2.6x Net Debt/EBITDA 7.5x 7.8x 5.7x (1) Proforma based on September 30, 2011 adjusted for November 2011 equity offering and anticipated $19 million debt paydown in December 2011. (2) Includes $101 million of cash on a proforma basis adjusted for the November 2011 equity offering and $175 million of unsecured revolver borrowing capacity on September 3 0, 2011.

High Quality Owned Portfolio Geographically Diversified Portfolio Located in Close Proximity to University Campuses 4 EBITDA by State Distance to Campus (1) Note: Represents portfolio at September 30, 2011 plus announced developments and pending acquisitions. (1) As measured by distance to edge of campus based on percentage of contributed EBITDA. FL 12.8% TX 12.4% NY 6.4% VA 5.6% AL 5.5% IN 5.2% GA 5.1% CA 4.9% CT 4.9% NC 4.9% PA 4.6% AZ 4.3% TN 4.3% MO 4.0% CO 2.6% IL 2.5% OK 2.1% OH 2.0% KS 1.7% MI 1.7% MS 1.3% SC 1.2% <0.2 miles 55% 0.2 - 0.5 miles 4% 0.5 - 1.0 miles 5% 1.0 - 2.0 miles 29% >2.0 miles 7%

Strong Industry Environment Near term supply of new product muted • Credit crisis and summer macro economic events continue to inhibit new construction • Decreased state appropriations limit ability for many universities to update aging and obsolete on - campus housing on their own • On - campus housing capacity as a percentage of undergraduate enrollment decreased Demand for Student Housing • Increasing Enrollment – estimated at 1% annually through 2019 (1) − Echo Boom generation − Increasing percentage of high school graduates choosing to attend college − College students are taking longer to graduate 5 Supply/Demand Dynamics Support Net Operating Income Growth (1) National Center for Education Statistics report entitled “The Condition of Education 2011”.

Growth Opportunities The ONE Plan SM • The University of Texas at Austin – a 622 - bed, $64 million development on university owned land near the core of campus • Campus West – a 312 - bed, $30 million on - campus community at Syracuse University; the second ONE Plan project at Syracuse The ONE Plan Plus • Creative structuring similar to The ONE Plan SM • Graduate Student Housing at Johns Hopkins – a 572 - bed, $61 million development on university owned land adjacent to campus, opening in 2012 • EDR provided second mortgage financing collateralized by a replenishing cash reserve fund • EDR is receiving third party development fees and has a 10 year management agreement Off - Campus Developments for Own Account • University of Connecticut – a 500 - bed, $48 million development adjacent to campus, opening in 2012 and 2013 • University of Alabama – a 774 - bed, $41 million (1) development adjacent to campus • University of Colorado, Boulder – a 199 - bed, $20 million expansion project adjacent to campus • Pursuing numerous opportunities and possible joint ventures with local and regional developers Johns Hopkins 6 (1) Represents total costs of the project; EDR has a 90% interest in the project.

• Reorganized and Restructured − New operational team and leadership in place − Streamlined and refocused operating group − Reallocated non - operational tasks − Improved certain key functions such as corporate marketing leader − Reviewing other processes to drive efficiency and effectiveness • Focused on Technology Enhancements − PILOT technology - Improved lease tracking and monitoring to maximize occupancy and rate − Upgraded property websites; iRESERVE system; automated lease signing; Wi - Fi access − Improved yield management system implemented in January 2011 Internal Growth Drivers 7 iRESERVE

External Growth Opportunities University Village Apartments, Syracuse University 8 The ONE Plan SM - EDR’s On - Campus Equity Program • Exclusively designed for on - campus equity ownership of collegiate apartments • Provides EDR with attractive risk / returns due to favorable locations directly on campus • Provides universities with needed new on - campus housing while preserving capital • Increasing acceptance by universities − Community at Syracuse University opened in 2009; new development expected to open in 2012 − New development at The University of Texas at Austin expected to open in 2013

# External Growth Opportunities Cont'd

Potential for Acquisitions

- Highly fragmented sector, ownership by small local property owners/operators
- Industry contacts and network will provide opportunities
- Sources of acquisitions
  - Overleveraged acquirers
  - Overleveraged local or regional developers
  - Financial institutions
  - Institutions divesting from student housing business
    - Operating business; no "brand" support
- Ability to move quickly versus lesser capitalized buyers
- Acquired five communities to date in 2011
- Unleveraged acquisition capacity of approximately $276 million (1)





*GrandMarc at the Corner, University of Virginia*

(1) Includes $101 million of cash on a proforma basis adjusted for the November 2011 equity offering and $175 million of unsecured revolver borrowing capacity on September 30, 2011.

9

# Recent and Pending Acquisitions

EDUCATION REALTY Trust

- University of Notre Dame – Irish Row
  - Closed on November 1, 2011
  - 326-bed community adjacent to campus
  - Opened in phases starting in 2009, final phase opened in 2011
  - Average monthly rental rate of $726 per bed
  - 100% occupied for 2011/2012 lease term
  - Purchase price of $28 million
- University of Colorado Boulder – The Lotus Center
  - 40-bed community adjacent to campus
  - Renovated in 2008
  - 100% occupied for 2011/2012 lease term
  - The Company expects to develop 199 additional beds adjacent to the Lotus Center for 2013 opening
  - Purchase price of $6 million; development is expected to cost $20 million
- Texas Christian University – GrandMarc at Westberry Place
  - 644-bed community on campus
  - Built in 2006
  - Subject to a 53-year ground lease with the University
  - 98% occupied for 2011/2012 lease term
  - Purchase price of $55 million



*Irish Row, University of Notre Dame*


TCU
UNLV
TCU
UNLV

*GrandMarc at Westberry Place, Texas Christian University*

10

• Awarded project in July 2010 • $64 million total project cost • Approximately 622 beds in 16 - story high - rise collegiate community • Opening in summer 2013 • EDR will own and manage subject to a long - term ground lease ONE Plan SM Projects at Texas and Syracuse 11 University of Texas – Austin Syracuse University • Awarded project in February 2011 • Second ONE Plan SM Project at Syracuse University • $30 million total project cost • Approximately 312 beds • Opening in summer 2012 • EDR will own and manage the asset subject to a long - term ground lease The University of Texas at Austin University Village at Syracuse

• Two phases of collegiate housing with total cost of approximately $48 million • 290 units (500 beds) of studio, one, two and three bedroom apartments • Opening of Phase I in 2012 and Phase II in 2013 • EDR will own and manage the collegiate housing component of the development • The project will establish an urban, community - focused college town center for UConn and the city of Mansfield Wholly Owned and Joint Venture Developments Storrs Center, University of Connecticut 12 University of Connecticut – Wholly Owned University of Alabama – Joint Venture • Joint venture agreement with the Edwards Company • $41 million total project cost • Approximately 774 beds • Opening in summer 2012 • EDR will be 90% owner and will manage the property University of Alabama

Solid Capital Structure • Debt to Gross Assets: 29.1% • Net Debt to Enterprise Value: 16.3% • Net Debt to EBITDA: 5 .7x Meaningful Capacity for Growth on a Proforma Basis (1) Debt Maturities as of September 30, 2011 13 • Interest Coverage Ratio: 2.6x • Appropriately Laddered Debt Maturities • Unleveraged Acquisition Capacity: $276 million (2) (1) Proforma based on September 30, 2011 adjusted for November 2011 equity offering and anticipated $19 million debt paydown in D ece mber 2011. (2) Includes $101 million of cash on a proforma basis adjusted for the November 2011 equity offering and $175 million of unsecure d r evolver borrowing capacity on September 30, 2011. $- $30 $60 $90 ($ in millions) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Near - Term Outlook • As of 2011 - 2012 Academic Year − 1.1% improvement in occupancy − 4.6% increase in net rental rate • Developments for Own Account − ONE Plan SM on - campus development near the core of The University of Texas at Austin campus − ONE Plan SM on - campus development at Syracuse − Off - campus developments adjacent to the universities of Connecticut, Alabama and Colorado Boulder • Third Party Fee Development − Credit markets improving − Began construction in 2010 • Johns Hopkins • SUNY ESF • East Stroudsburg University • Mansfield University of Pennsylvania − Increasing volume of requests for proposals being received from universities • Acquisition Potential − $276 million unleveraged acquisition capacity (1) − Purchases of $105 million in 2011 YTD − $61 million under contract − More volume of opportunities and uptick in deals closing The Commons on Kinnear , Ohio State University The Reserve on Perkins, Oklahoma State University 14 (1) Includes $101 million of cash on a proforma basis adjusted for the November 2011 equity offering and $175 million of unsecure d r evolver borrowing capacity on September 30, 2011.

• Repositioned High Quality Portfolio • Excellent Long - Term Relationships Should Lead To Opportunities • Favorable Supply and Demand Trends • External Growth Opportunities − ONE Plan SM on - campus development for own account − ONE Plan SM Plus on - campus development − Off - campus developments for own account − Potential for acquisitions • Internal Growth Opportunities − Continue to improve performance of current portfolio − Capital recycling program • Solid Capital Structure / Meaningful Capacity for Growth • Profitable Third - Party Fee Businesses Investment Highlights The Reserve on West 31 st , Kansas University University Village Towers, University of California, Riverside 15

This presentation has been prepared for informational purposes only from information supplied by Education Realty Trust, Inc . (the “Company”) and from third - party sources indicated herein . Such third - party information has not been independently verified . The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information . This presentation also includes certain statements, estimates and projections provided by the Company’s management with respect to the anticipated future performance of the Company, including “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Such statements, estimates and projections reflect various assumptions by the Company’s management concerning anticipated results and have been included solely for illustrative purposes . Forward - looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “result,” and similar expressions . No representations are made as to the accuracy of such statements, estimates or projections, which necessarily involve known and unknown risks, uncertainties and other factors that, in some ways, are beyond management’s control . Such factors include the risk factors discussed in the prospectus and preliminary prospectus supplement for the offering to which this presentation relates, the Company’s registration statement on Form S - 3 and annual report on Form 10 - K for the year ended December 31 , 2010 and quarterly report on Form 10 - Q for the period ended September 30 , 2011 , each as filed with the Securities and Exchange Commission (the “SEC”) . These risk factors include, but are not limited to risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets ; legislative or regulatory changes including changes to laws governing real estate investment trusts ; our dependence on key personnel ; rising insurance rates and real estate taxes ; changes in U . S . generally accepted accounting principles ; and our continued ability to successfully lease and operate our properties . Accordingly, actual results may vary materially from the projected results contained herein and you should not rely on any forward - looking statements made herein or made in connection with this presentation . The Company shall have no obligation or undertaking to update or revise any forward - looking statements to reflect any change in Company expectations or results, or any change in events . The Company has filed a registration statement on Form S - 3 (including a prospectus and a preliminary prospectus supplement) with the SEC for the offering to which this presentation relates . Before you invest, you should read the registration statement, including the prospectus and the preliminary prospectus supplement, and other documents the Company has filed with the SEC for more complete information about the Company and this offering . You may get these documents for free by visiting EDGAR on the SEC Web site at www . sec . gov . Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling BofA Merrill Lynch (toll free : 866 - 500 - 5408 ) . Forward Looking Statements 16